UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 3, 2006

MSC Industrial Direct Co., Inc.

(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

75 Maxess Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (516) 812-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 3, 2006 at the Annual Meeting of Shareholders of MSC Industrial Direct Co., Inc. (the “Company”), shareholders of the Company approved the 2005 Omnibus Equity Plan (the “Plan”) which was previously approved by the Compensation Committee of the Board of Directors and the Board of Directors on November 23, 2005.  The Plan became effective upon approval by the shareholders of the Company.

For a description of the material features of the Plan, please refer to pages 24-38 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on December 2, 2005.  A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

10.1

MSC Industrial Direct Co., Inc. 2005 Omnibus Equity Plan (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on December 2, 2005.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Industrial Direct Co., Inc.

Date: January 6, 2006	By:	/s/ Shelley M. Boxer
		Name:	Shelley M. Boxer
		Title:	Vice President, Finance